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                               Janus Aspen Series

                          Fundamental Equity Portfolio
                            Mid Cap Growth Portfolio
                           Large Cap Growth Portfolio
                         International Growth Portfolio
                           Worldwide Growth Portfolio

                       Supplement dated February 13, 2009
                       to Currently Effective Prospectuses

                           IMPORTANT NOTICE REGARDING
               CHANGES IN PORTFOLIO NAMES AND INVESTMENT POLICIES

Effective May 1, 2009, the following changes will be implemented for Fundamental Equity Portfolio, Mid Cap Growth Portfolio, Large Cap Growth Portfolio, International Growth Portfolio, and Worldwide Growth Portfolio:

1. FUNDAMENTAL EQUITY PORTFOLIO will change its name to "RESEARCH CORE PORTFOLIO" and eliminate its policy to invest at least 80% of its net assets in equity securities selected for their growth potential. No change is anticipated in the day-to-day management of the Portfolio as a result of the elimination of this policy. The Portfolio will continue to invest in eligible equity securities which include domestic and foreign common stocks, preferred stocks, securities convertible into common stocks or preferred stocks (such as convertible preferred stocks, bonds, and debentures), and other securities with equity characteristics (including the use of derivatives).

2. MID CAP GROWTH PORTFOLIO will change its name to "ENTERPRISE PORTFOLIO" and eliminate its policy to invest at least 80% of its net assets in equity securities of mid-sized companies. No change is anticipated in the day-to-day management of the Portfolio as a result of the elimination of this policy. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index.

3. LARGE CAP GROWTH PORTFOLIO will change its name to "JANUS PORTFOLIO" and eliminate its policy to invest at least 80% of its net assets in common stocks of large-sized companies. No change is anticipated in the day-to-day management of the Portfolio as a result of the elimination of this policy. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies.

4. INTERNATIONAL GROWTH PORTFOLIO will change its name to "OVERSEAS PORTFOLIO." No change is anticipated in the day-to-day management of the Portfolio as a result of the name change.

5. WORLDWIDE GROWTH PORTFOLIO will change its name to "WORLDWIDE PORTFOLIO." No change is anticipated in the day-to-day management of the Portfolio as a result of the name change.

Investors in the Portfolios should consider this information in making a long-term investment decision.

                Please retain this Supplement with your records.